[Logo of ADAMS & CO.]

This WORK ORDER shall apply
ONLY in connection with lease dated July 10, 1997 made between the undersigned:

         53-7 WEST 23RD STREET thru to
         34 WEST 24TH STREET
Building 30-2 WEST 24TH STREET

Tenant   PARADISE MUSIC & ENTERTAINMENT, INC.

Lease begins 8/1/97

Space    11TH FLOORS

          executive offices & production studios
Business  for the music & entertainment industry

Lease expires 7/31/2007

The following work ONLY is to be done by Landlord:

SEE ARTICLE #59.

                                    TWENTY THIRD STREET JOINT VENTURE
                                    BY: ADAMS & CO. REAL ESTATE, INC., Agent


                                    BY: /s/ [ILLEGIBLE]              Landlord
                                    --------------------------------
                                    Executive Director of Leasing
                                    PARADISE MUSIC & ENTERTAINMENT, INC. Tenant


                                    BY: /s/ [ILLEGIBLE]
                                    -----------------------------------

All work will commence as scheduled and will be prosecuted diligently, subject to anything beyond Landlord's control, including but not limited to strikes, labor troubles, governmental intervention, wars or other emergencies. Progress of work specified above shall not affect payment of rent. Where work as above mentioned is held up pending Tenant's request, either verbal or written, the Landlord shall not be obligated to perform such work within the period of the last six months of the lease and no liability shall result because of failure on the Landlord's part to perform such work.

                          STANDARD FORM OF LOFT LEASE

                    The Real Estate Board of New York, Inc.

Agreement of Lease, made as of this 10th day of July 1997, between TWENTY THIRD STREET JOINT VENTURE party of the first part, hereinafter referred to as LANDLORD, and PARADISE MUSIC & ENTERTAINMENT, INC., a Delaware corporation party of the second part, hereinafter referred to as TENANT,

Witnesseth: Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the ENTIRE ELEVENTH (11TH) FLOORS as shown on the floor plan attached in the building known as 53-7 WEST 23RD STREET thru to 34 WEST 24TH STREET and 30-2 WEST 24TH STREET in the Borough of MANHATTAN, City of New York, for the term of TEN (10) YEARS (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1ST day of AUGUST nineteen hundred and NINETY-SEVEN, and to end on the 31ST day of JULY two thousand and SEVEN both dates inclusive, at an annual rental rate of TWO HUNDRED SEVENTY THOUSAND ($270,000.) DOLLARS for the period commencing AUGUST 1, 1997 and ending JULY 31, 2002; and thereafter at an annual rental rate of THREE HUNDRED TEN THOUSAND ($310,000.) DOLLARS for the period commencing AUGUST 1, 2002 and ending JULY 31, 2007 (each being the base rent for the period involved) which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Landlord or such other place as Landlord may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first _______ monthly installment(s) on the execution hereof (unless the lease be a renewal).*

         In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Landlord pursuant to the terms of another lease with Landlord or with Landlord's predecessor in interest, Landlord may at Landlord's option and without notice to Tenant add the amount of such arrearages to any monthly installment of rent payable hereunder and the same shall be payable to Landlord as additional rent.

         The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent: 1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy: 2. Tenant shall use and occupy demised premises for executive offices and production studios for the music and entertainment industry and for no other purposes.

Alterations: 3. Except as otherwise expressly permitted in this lease, Tenant shall make no changes in or to the demised premises of any nature without Landlord's prior written consent. Subject to the prior written consent of Landlord, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first reasonably approved by Landlord. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Landlord in Tenant's behalf, shall, upon installation, become the property of Landlord and shall remain upon and be surrendered with the demised premises unless Landlord, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Landlord's right thereto and to have them removed by Tenant, in which event, the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Landlord title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Landlord, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the premises by Landlord, at Tenant's expense. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Landlord and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Landlord may reasonably require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within 30 days thereafter, at Tenant's expense, by filing the bond required by law.

Repairs: 4. Landlord shall maintain and repair the public portions of the building, both exterior and interior. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein and at Tenant's sole cost and expense, make all non-structural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty, excepted. Notwithstanding the foregoing, all damage or injury to the demised premises or to any other part of the building, or to its fixtures, equipment and appurtenances, whether requiring structural or non-structural repairs, caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees, or licensees, shall be repaired promptly by Tenant at its sole cost and expense, to the satisfaction of Landlord reasonably exercised. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails after ten days notice to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Landlord at the expense of Tenant and the expenses thereof incurred by Landlord shall be collectible as additional rent after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated from time to time to the satisfaction of Landlord. Tenant shall give Landlord prompt notice of any defective condition in any plumbing, heating system or electrical lines located in, servicing or passing through the demised premises and following such notice, Landlord shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. The provisions of this
Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof.

Window Cleaning: 5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads: 6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law,


* , to be applied to the fixed rent due on December 1, 1997 and January 1, 1998.

and all orders, rules and regulations of the New York Board of Fire Underwriters or any similar body which shall impose any violation, order or duty upon Landlord or Tenant with respect to the demised premises arising out of Tenant's use or manner of use thereof, or, with respect to the building, if arising out of Tenant's use or manner or use of the premises of the building. Except as provided in Article 29 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has by its manner of use of the demised premises other than the use permitted under Article #2 hereof or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Landlord to Landlord's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorneys' fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Landlord, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Landlord to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Landlord may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Landlord with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Landlord to any liability or responsibility to any person or for property damage, nor shall Tenant keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties or damages, which may be imposed upon Landlord by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Landlord, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Landlord which shall have been charged because of such failure by Tenant, and shall make such reimbursement upon the first day of the month following such outlay by Landlord. In any action or proceeding wherein Landlord and Tenant are parties a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Landlord's reasonable judgement, to absorb and prevent vibration, noise and annoyance.

Subordination: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessee or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request.

Property- Loss, Damage, Reimbursement, Indemnity: 8. Landlord or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Landlord, its agents, servants or employees; nor shall Landlord or its agents be liable for any damage caused by other tenants or persons in, upon or about said building or cause by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Landlord's own acts, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall be not entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Landlord's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Landlord may designate. Tenant shall indemnify and save harmless Landlord against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Landlord shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licenses, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licenses. Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any subtenant. In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant, upon written notice from Landlord, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Landlord in writing, such approval not to be unreasonably withheld. Landlord hereby approves any counsel provided by Tenant's insurance company.

Rider to be added if necessary.

Destruction, Fire and Other Casualty: 9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Landlord and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Landlord and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Landlord, subject to Landlord's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then, in any such events, Landlord may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Landlord shall serve a termination notice as provided for herein, Landlord shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Landlord's control. * After any such casualty, Tenant shall cooperate with Landlord's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Landlord that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Landlord and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a cause providing that such a release or waiver shall not invalidate the insurance and also, provided that such a policy can be obtained without additional premiums. Tenant acknowledges that Landlord will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Landlord will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

*  SEE ADDENDUM

Eminent Domain: 10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease.

Assignment, Mortgage, Etc.: 11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but not such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting. This Article is modified by Article #53.

Electric Current: 12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Landlord's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Landlord liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises: 13. Landlord or Landlord's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Landlord may deem necessary and reasonably desirable to the demised premises or to any portion of the building or which Landlord may elect to perform following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Landlord to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein. Landlord may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abate-ment of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Landlord shall have the right [ILLEGIBLE] to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the premises, Landlord or Landlord's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property and such entry shall not render Landlord or its agents liable therefor, nor in any event shall the obligations of the Tenant hereunder be affected. Landlord shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the building and to change the name, number or designation by which the building may be known.

Vault, Vault Space, Area: 14. No vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Landlord makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy: 15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Landlord's work, if any. In any event, Landlord makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

Bankruptcy: 16. (a) If at the date fixed as the commencement of the term of this lease or if at any time during the term hereby demised there shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any state a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, and within 60 days thereof, Tenant fails to secure a dismissal thereof, or if Tenant make an assignment for the benefit of creditors or petition for or enter into an arrangement, this lease, at the option of Landlord exercised or within a reasonable time after notice of the happening of anyone or more of such events, may be cancelled and terminated by written notice to the Tenant (but if any of such events occur prior to the commencement date, this lease shall be ipso facto cancelled and terminated) and whether such cancellation and termination occur prior to or during the term, neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of any order of any court, shall be entitled to possession or to remain in possession of the premises demised but shall forthwith quit and surrender the premises, and Landlord, in addition to the other rights and remedies Landlord has by virtue of any other provision herein or elsewhere in this lease contained or by virtue of any statute or rule of law, may retain as liquidated damages, any rent, security deposit or moneys received by him from Tenant or others in behalf of Tenant. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

      (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Landlord shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four per cent (4%) per annum. If such premises or any part thereof be re-let by the Landlord for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Landlord to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default: 17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payments of rent or additional rent; or if the demised premises becomes abandoned; or if the demised premises are damaged by reason of negligence or carelessness of Tenant, its agents, employees or invitees; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease in the building between Landlord and Tenant; then in any one or more of such events, upon Landlord serving a written twenty days notice upon Tenant specifying the nature of said default and upon the expiration of said twenty days, if Tenant shall have failed to comply with or remedy such default or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said twenty day period, and if Tenant shall not have diligently commenced curing such default within such twenty day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Landlord may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days, this lease and the term thereunder shall end and expires as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Landlord but Tenant shall remain liable as hereinafter provided.

     (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required for a period of 20 days after the due date; then and in any of such events Landlord may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Landlord may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Landlord and Waiver of Redemption: 18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, together with such reasonable expenses as Landlord may incur for legal expenses, attorneys' fees, brokerage, and/or putting the demised premises in good order, or for preparing the same for re-rental; (b) Landlord may re-let the premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms, which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Landlord to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such reasonable expenses as Landlord may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord, in putting the demised premises in good order or preparing the same for re-rental may, at Landlord's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Landlord, in Landlord's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Landlord hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Landlord from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

Fees and Expenses: 19. If tenant shall default in the observance or performance of any term or covenant on tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, landlord may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder and if landlord, in connection therewith or in connection with any default by tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any action or proceeding, such sums so paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by tenant to landlord within five (5) days of rendition of any bill or statement to tenant therefor and if tenant's lease term shall have expired at the time of making of such reasonable expenditures or incurring of such obligations, such sums shall be recoverable by landlord as damages.

No Representations by Landlord: 20. Neither Landlord nor Landlord's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, ex-penses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition, and agrees to take the same "as is" [ILLEGIBLE] and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Landlord and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term: 21. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Landlord the demised premises, broom clean, in good order and condition, ordinary wear excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment: 22. Landlord covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 33 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession: 23. If Landlord is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants, or if the premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Landlord shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extent the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) until after Landlord shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 233-a of the New York Real Property Law.

No Waiver: 24. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Landlord, shall not prevent a subsequent act which would have originally constitute a violation from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount then the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Landlord or Landlord's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or Landlord's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury: 25. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Landlord commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding (other than compulsory counterclaims.)

Inability to Perform: 26. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

Bills and Notices: 27. Except as otherwise in this lease provided, a bill, statement, notice or communication which Landlord may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant other than legal process if otherwise permitted by law, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Landlord must be served by registered or certified mail addressed to Landlord at the address first hereinabove given or at such other address as Landlord shall designate by written notice.

Water Charges: 28. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Landlord to be the sole judge) Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Landlord may pay such charges and collect the same from Tenant. Tenant covenants and agrees to pay the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. The bill remdered by Landlord shall be payable by Tenant as additional rent. If the building or the demised premises or any part thereof be supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to Landlord as additional rent, on the first day of each month, ___% ($100.00) of the total meter charges, as Tenant's portion. Independently of and in addition to any of the remedies reserved to Landlord hereinabove or elsewhere in this lease, Landlord may sue for and collect any monies to be paid by Tenant or paid by Landlord for any of the reasons or purposes hereinabove set forth.

Sprinklers: 29. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government require or recommended the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, changes, modifications, alterations, additional sprinklers heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Landlord as additional rent the sum of ($100.00) on the first day of each month during the terms of this lease, as Tenant's portion of the contract price for sprinkler supervisory.

Elevators, Heat, Cleaning: 30. As long as Tenant is not in default in the payment of rent or additional rent under this lease Landlord shall: (a) provided necessary elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (b) furnish heat to the demised premises, when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (c) at the Landlord's expense cause to be kept clean the public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant's expense, keep the demised premises clean and in order, to the satisfaction of Landlord, and for that purpose shall employ the person or persons, or corporation approved by Landlord. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Landlord to Tenant at such time as Landlord may elect and shall be due and payable when rendered, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Landlord. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Landlord, are necessary for the proper operation of the building. Landlord reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Landlord desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. And Landlord shall have no responsibility or liability for failure to supply heat, elevator, plumbing and electric service, during said period or when prevented from so doing by strikes, accidents or by any cause beyond Landlord's control, or by laws, orders or regulations of any Federal, State or Municipal Authority, or failure of coal, oil or other suitable fuel supply, or inability by exercise of reasonable diligence to obtain coal, oil or other suitable fuel. If the building of which the demised premises are a part supplies manually operated elevator service, Landlord may proceed with alterations necessary to substitute automatic control elevator service upon ten
(10) days written notice to Tenant without in any way affecting the obligations of Tenant hereunder, provided that the same shall be done with the minimum amount of inconvenience to Tenant, and Landlord pursues with due diligence the completion of the alterations.

Security: 31. Tenant shall deposit with Landlord the sum of $51,600.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Landlord. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Landlord solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. See Schedule "A"

Captions: 32. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions: 33. The term "Landlord" as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" are used in this lease shall exclude Saturdays, (except such portion thereof as is covered by specific hours in Article 30 hereof), Sundays, and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

Adjacent Excavation- Shoring: 34. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of rent.

Rules and Regulations: 35. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Landlord may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Landlord or Landlord's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Landlord within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Glass: 36. Tenant shall replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Landlord may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Landlord. Bills for the premiums therefor shall be rendered by landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rent.

Successors and Assigns: 37. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

     Rider containing Articles #38 through #65 inclusive, annexed hereto and forming part of this lease.

In Witness Whereof, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.


Witness for Landlord:                TWENTY THIRD STREET JOINT VENTURE
                                     BY: ADAMS & CO. REAL ESTATE, INC., Agent
                                                                    [CORP. SEAL]



                                     By: /s/ [ILLEGIBLE]                 [L.S.]
------------------------                 --------------------------------------
                                         Executive Director of Leasing


Witness for Tenant:                  PARADISE MUSIC & ENTERTAINMENT, INC. [L.S.]



                                     By: /s/ [ILLEGIBLE]            [CORP. SEAL]
------------------------                 --------------------------------------
                                                                  /  /97


                                     I.D. #
                                           ------------------------------------

                                ACKNOWLEDGEMENTS


CORPORATE LANDLORD
STATE OF NEW YORK,  )  ss.:
County of           )

      On this ___________ day of ___________, 19__, before me personally came __________________________________, to me known, who being by me duly sworn, did depose and say that he resides in ______________________________________________
that he is the ________________ of ____________________________________________
the corporation described in and which executed the foregoing instrument, as LANDLORD; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                            ----------------------------------


INDIVIDUAL LANDLORD
STATE OF NEW YORK,  )  ss.:
County of           )

      On this __________ day of __________, 19__, before me personally came ______________________________, to be known and known to me to be the individual described in and who, as LANDLORD, executed the foregoing instrument and acknowledged to me that he executed the same.

                                            ----------------------------------


CORPORATE TENANT
STATE OF NEW YORK., )  ss.:
County of           )

      On this ___________ day of ___________, 19__, before me personally came _________________________ to me known, who being by me duly sworn, did depose and say that he resides in ____________________________ that he is the ________________ of ____________________________________________ the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                            ----------------------------------


INDIVIDUAL TENANT
STATE OF NEW YORK., )  ss.:
County of           )

      On this __________ day of __________, 19__, before me personally came ___________, to me known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that he executed the same.

                                            ----------------------------------

                             IMPORTANT - PLEASE READ

                      RULES AND REGULATIONS ATTACHED TO AND
                          MADE A PART OF THIS LEASE IN
                           ACCORDANCE WITH ARTICLE 35.

      1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingrees to or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Landlord. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situate on the ground floor of the building Tenant thereof shall further, at Tenant's expense, keep the sidewalks and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

      2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

      3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the building by reason of noise, odors, and/or vibrations, or interfere in any way, with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

      4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Landlord.

      5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Landlord, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Landlord at the expense of such Tenant, and shall be of a size, color and style acceptable to Landlord.

      6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part except with Landlord's written consent. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

      7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Landlord the cost thereof.

      8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Landlord. Landlord reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations or the lease of which these Rules and Regulations are a part.

      9. No Tenant shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Landlord, and at hours and under regulations fixed by Landlord. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

      10. Landlord reserves the right to exclude from the building between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays, and legal holidays all persons who do not present a pass to the building signed by Landlord. Landlord will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Landlord for all acts of such persons.

      11. Landlord shall have the right to prohibit any advertising by any Tenant which in Landlord's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

      12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, or explosive, fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

         Address 53-7 WEST 23RD STREET thru to 34 WEST 24TH STREET 30-2 WEST 24TH STREET

         Premises   ENTIRE ELEVENTH (11TH) FLOORS
================================================================================
TWENTY THIRD STREET JOINT VENTURE

                                       TO

PARADISE MUSIC & ENTERTAINMENT, INC.
================================================================================
                                STANDARD FORM OF
(SEAL)                             LOFT LEASE                             (SEAL)

                     The Real Estate Board of New York, Inc.
                    (C) Copyright 1973. All rights Reserved.
                  Reproduction in whole or in part prohibited.
================================================================================

Dated                 July 10,                                              1997

Rent Per Year         $270,000.
                      $310,000.

Rent Per Month        $22,500.00
                      $25,833.33

Term                  10 years
From                  8/1/97
To                    7/31/07

Drawn by       mc
        ------------------------------------------------------------------------

Checked by
          ----------------------------------------------------------------------

Entered by
          ----------------------------------------------------------------------

Approved by
           ---------------------------------------------------------------------

================================================================================


                               [ADAMS & CO. LOGO]

                                [GRAPHIC OMITTED]

                   MAP OF PARADISE MUSIC & ENTERTAINMENT, INC.
               53-7 WEST 23RD STREET thru to 34 WEST 24TH STREET

RIDER AGREEMENT:

To be attached to and form a part of:


LEASE dated JULY 10, 1997,  Premises ENTIRE 11TH FLOORS -
                               53-7 WEST 23RD STREET thru to 34 WEST 24TH STREET 30-2 WEST 24TH STREET

Between  TWENTY THIRD STREET JOINT VENTURE                          as Landlord

and      PARADISE MUSIC & ENTERTAINMENT,  INC.                        as Tenant

                                   ELECTRICITY

      (a) Tenant may make its own arrangements with the public utility company servicing the demised premises for the payment of all charges for electricity consumed at the demised premises by Tenant. In no event shall Landlord be responsible for charges for electricity consumed at the demised premises by Tenant. Notwithstanding the foregoing, if electric current be supplied by Landlord, which Landlord reserves the right to do at its sole option, Tenant covenants and agrees to purchase the same from Landlord or Landlord's designated agent at terms and rates set by Landlord in subparagraph (b) below. Where more than one meter measures the service of Tenant in the building, the service rendered through each meter may be computed and billed separately in accordance with the rates herein. Bills therefor shall be rendered at such times as Landlord may elect in the amount computed from a meter. In the event that such bills are not paid within thirty (30) days after the same are rendered, Landlord may, without further notice, discontinue the service of electric current to the demised premises without releasing Tenant from any liability under this lease and without Landlord or Landlord's agent incurring any liability for any damage or loss sustained by Tenant by such discontinuance of service. Landlord shall not in any wise be liable or responsible for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's electrical requirements. Any riser or risers to supply Tenant's electrical requirements, upon written request of Tenant, will be installed by Landlord, at the sole cost and expense of Tenant, if, in Landlord's sole judgment, the same are necessary and will not cause permanent damage or injury to the building or demised premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants of the building. In addition to the installation of such riser or risers, Landlord will also at the sole cost and expense of Tenant, install all other equipment proper and necessary in connection therewith subject to the aforesaid terms and conditions. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the building or the risers or wiring installations. Landlord may discontinue any of the aforesaid services upon thirty (30) days notice to Tenant without being liable to Tenant therefor or without in any way affecting this lease or the liability of Tenant hereunder or causing a diminution of rent and the same shall not be deemed to be lessening or diminution of services within the meaning of any law, rule or regulation now or hereafter enacted, promulgated or issued. In the event Landlord gives such notice of discontinuance Landlord shall permit Tenant to receive such service direct from a public utility company. Tenant shall make no alteration or addition to the electric equipment and/or appliances without prior written consent of Landlord in each instance. If any tax is imposed upon Landlord's receipt from the sale or resale of electrical energy or gas or telephone service to Tenant by any Federal, State or Municipal Authority, Tenant covenants and agrees that, where permitted by law, Tenant's pro rata share of such taxes shall be passed on to, and included in the bill and paid by Tenant to Landlord.

      (b) The Tenant shall purchase electricity from the Landlord or Landlord's Agent at a charge which shall be computed by adding l0% to the total of (1) the meter readings for energy use, the demand, and fuel adjustments under Consolidated Edison Service Classification 4 or like or similar rate by any other utility company servicing the building, and (2) all taxes imposed on each of such components plus sales tax. All charges incurred by the Tenant under this Article shall be additional rent and collectible by the Landlord as such.

                                                                        INITIALS

RIDER AGREEMENT:

To be attached to and form a part of:

LEASE dated JULY 10, 1997,  Premises ENTIRE 11TH FLOORS -
                               53-7 WEST 23RD STREET thru to 34 WEST 24TH STREET 30-2 WEST 24TH STREET

Between  TWENTY THIRD STREET JOINT VENTURE                          as Landlord

and      PARADISE MUSIC & ENTERTAINMENT,  INC.                        as Tenant

38. It is specifically understood and agreed that this lease is offered to the Tenant for signature by the Managing Agent of the building solely in its capacity as such Agent.

39. The Tenant will indemnify and save harmless the Landlord from and against any and all liability, penalties, losses, damages, expenses, suits and judgments arising from injury during the term of this lease to person or property of any nature, in the demised premises from any matter or thing growing out of the use or occupation thereof and the Tenant agrees throughout the term of this lease to keep the Landlord insured against General Public Liability in limits of $1,000,000. per person, $3,000,000. per incident and against Property Damage in the amount of $500,000. Such policies of insurance and certificates thereof shall be obtained by the Tenant and delivered to the Landlord showing the payment of the premium thereon. On the failure of the Tenant to obtain and pay for such insurance, the Landlord may, but shall not be obligated to, procure the same and pay the premiums thereon, and the cost thereof shall be added to the monthly rent next due and shall be collectible as additional rent.

40. Prior to installing additional air conditioning units in the premises not specified in the original construction drawing, the Tenant shall first obtain the written consent of the Landlord or its Managing Agent. Tenant shall pay for all electrical current consumed in the operation thereof. In the event such unit or units utilize circulating water, it shall be equipped with an approved water conserving device and in connection therewith, Tenant shall install and maintain in good working order, at its own cost and expense, a water meter which shall meter all make-up water used in such air conditioning equipment and shall pay for such water as per meter reading and in addition thereto, sewerage or any other charge, tax or levy which now or hereafter is imposed by the City of New York in connection with said use of water. Any charge for electricity or water consumed as herein provided, shall be deemed to be additional rent and payable as such.

41. If the Landlord or any successor in interest be an individual, joint venture, tenancy in common, co-partnership, unincorporated association, or other unincorporated aggregate of individuals (all of which are referred to below, individually and collectively, as an "unincorporated Landlord"), then, anything elsewhere to the contrary notwithstanding, Tenant shall look solely to the estate and property of such unincorporated Landlord in the land and building of which the leased premises are a part, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of the lease to be observed and/or performed by Landlord, and no other property or assets of such unincorporated Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies.

42. The provisions of Article #19 of this lease shall apply to any action or special proceeding the Landlord may institute should the Tenant fail to vacate the premises at the expiration of the term of this lease.

                                                                        INITIALS

RIDER AGREEMENT:

To be attached to and form a part of:

LEASE dated JULY 10, 1997,  Premises ENTIRE 11TH FLOORS -
                               53-7 WEST 23RD STREET thru to 34 WEST 24TH STREET 30-2 WEST 24TH STREET

Between  TWENTY THIRD STREET JOINT VENTURE                          as Landlord

and      PARADISE MUSIC & ENTERTAINMENT,  INC.                        as Tenant

43. (a) For the purpose of this Article, the term "lease year" shall mean the period of twelve (12) months commencing with the term commencement date and ending on the following JULY 31ST and each successive period of twelve (12) months thereafter during the term. The term "base year" as applied to real estate taxes, shall mean the City tax year July 1, 1997 to June 30, 1998.

      (b) In the event that the real estate taxes payable with respect to the building and the land on which it is located, during any lease year shall be greater than the amount of such taxes due and payable during the base year, whether by reason of an increase in either the tax rate or the assessed valuation or by reason of the levy, assessment or imposition of any tax on real estate as such, not now levied, assessed or imposed, or for any other reason, Tenant shall pay to Landlord, as additional rent for the lease year in which such increase occurs, an amount equal to 8% of the difference between the amount of such tax or installment and the corresponding tax or installment paid during the base year. Such additional rent shall be paid in twelve (12) equal monthly installments beginning on the first day of the month next succeeding receipt by the Tenant of a bill therefor. The amount of such taxes actually paid by Landlord during the base year shall determine the amount of additional rent payable under this paragraph (b) until, as the result of a final determination in legal proceedings or otherwise, the amount of such taxes shall be reduced. In the event of such final determination, the reduced amount of such taxes shall thereafter be the base tax upon which shall be determined the amount of additional rent payable by Tenant pursuant to this paragraph (b), the additional rent theretofore payable hereunder shall be recomputed on the basis of such reduction, unless the taxes for any subsequent year exceeds the original tax prior to reduction, in which event the base tax shall be the original tax and Tenant shall pay to the Landlord such additional rent in twelve (12) equal monthly installments after being billed therefor, any deficiency between the amount of such additional rent as theretofore computed and the amount thereof due as the result of such recomputation. If Landlord shall be the lessee under an underlying lease, the term "real estate taxes" as used in this paragraph (b) shall be deemed to mean and include the amounts payable as additional rental under said underlying lease based on the taxes payable with respect to said building and land.

      (c) If the amount of additional rent payable by Tenant pursuant to the foregoing paragraph (b) shall be affected by any application filed by or on behalf of Landlord for a reduction in the assessed valuation of the said building and land or by any proceedings instituted by or on behalf of Landlord in a court of competent jurisdiction for judicial review of said assessed valuation, and if, after Tenant shall have made a payment of additional rent under said paragraph (b) Landlord shall receive a refund of any portion of the real estate taxes on which such payment shall have been based as the result of any such application or proceeding, Landlord shall pay to Tenant 8% of the refund less any amount owing by Tenant for reasonable expenses actually incurred by Landlord in connection with any such application, court action or otherwise. Nothing in this paragraph (c) contained shall be deemed or construed to require Landlord to pay to Tenant any portion of a refund of taxes paid by Landlord during the base year.

      (d) For the purposes of this lease and more particularly for this Article, the expenses referred to in paragraph (b) shall be the total of the items mentioned for the buildings at 53-7 WEST 23RD STREET thru to 34 WEST 24TH STREET and 30-2 WEST 24TH STREET.

                                                                        INITIALS

RIDER AGREEMENT:

To be attached to and form a part of:

LEASE dated JULY 10, 1997,  Premises ENTIRE 11TH FLOORS -
                               53-7 WEST 23RD STREET thru to 34 WEST 24TH STREET 30-2 WEST 24TH STREET

Between  TWENTY THIRD STREET JOINT VENTURE                          as Landlord

and      PARADISE MUSIC & ENTERTAINMENT,  INC.                        as Tenant

44. If Tenant holds over in possession after the expiration or sooner termination of the original term or of any extended term of this lease, such holding over shall not be deemed to extend the term or renew the lease, but such holding over thereafter shall continue upon the covenants and conditions herein set forth except that the charge for use and occupancy of such holding over for each calendar month or part thereof (even if such part shall be a small fraction of a calendar month) shall be the sum of:

      (a) 1/12 of the highest base annual rental rate set forth on page one of this lease times 1.5, plus

      (b) 1/12 of all other items of annual additional rental, which annual additional rental would have been payable pursuant to this lease had this lease not expired, plus

      (c) those other items of additional rent (not annual additional rent) which would have been payable monthly pursuant to this lease, had this lease not expired,

which total sum Tenant agrees to pay to Landlord promptly upon demand, in full, without set-off or deduction. Neither the billing nor the collection of use and occupancy in the above amount shall be deemed a waiver of any right of Landlord to collect damages for Tenant's failure to vacate the demised premises after the expiration or sooner termination of this lease.

      The aforesaid provisions of this Article shall survive the expiration or sooner termination of this lease.

45. Tenant's obligation to pay additional rent under this lease for the final lease year shall survive the expiration of the term of this lease, and any additional rent due for any partial lease year shall be prorated.

46. If Tenant is late in making any payment due to Landlord from Tenant under this lease for five (5) or more days, Tenant shall pay Landlord a late charge of $.05 for each $1.00 which remains unpaid after such period to compensate Landlord for additional expense in processing such late payment. In addition, if Tenant is late in making any payment due to Landlord under this lease for five
(5) or more days, then interest shall become due and owing on such payment and shall be paid by Tenant to Landlord from the date when it was due until the date payment is made, computed at a rate equal to the lesser of twelve (12%) per cent per annum or the highest rate permitted by law.

47. All charges which are the obligation of the Tenant shall be additional rent and collectible as such.

48. The Landlord agrees to accept checks in payment of any obligations of the Tenant under this lease provided, however, they are drawn on bank, which has an office or branch in the City of New York. In the event any check tendered in payment of rent or additional rent is dishonored for any reason whatsoever more than two (2) times during the term of this lease, its substitute shall be a certified or bank check and all future checks tendered to the Landlord shall be certified or bank checks.

                                                                        INITIALS

RIDER AGREEMENT:

To be attached to and form a part of:

LEASE dated JULY 10, 1997,  Premises ENTIRE 11TH FLOORS -
                               53-7 WEST 23RD STREET thru to 34 WEST 24TH STREET 30-2 WEST 24TH STREET

Between  TWENTY THIRD STREET JOINT VENTURE                          as Landlord

and      PARADISE MUSIC & ENTERTAINMENT,  INC.                        as Tenant

49. Every notice, invoice, or demand given by the Landlord to the Tenant for any item of additional rent under this lease shall be conclusive and binding upon the Tenant unless within 30 days after the giving of such notice, invoice or demand the Tenant shall notify the Landlord in writing as required by the pertinent provisions of this lease that the Tenant disputes the correctness of the notice, invoice or demand, specifying the particular item claimed to be incorrect. In the event the dispute shall not thereafter be settled by agreement between the parties within 30 days thereafter the Landlord shall within the next 90 days institute a summary proceeding or an action to determine the issue. During the pendency of such action or proceeding the Tenant shall pay all of the items on such notice, invoice or demand including the disputed items without prejudice to Tenant's position on such disputed items and in the event there is a final determination in Tenant's favor the Landlord shall forthwith refund to the Tenant the amount overpaid.

50. It is understood and agreed that upon the execution and delivery of this lease, the Tenant shall have immediate possession of the demised premises, free of base rent through NOVEMBER 30, 1997, and at one-half the base rent for the period of DECEMBER 1, 1997 through MARCH 31, 1999, otherwise subject to the terms and conditions hereof, and with the express understanding that the Tenant shall pay all items of additional rent and other charges reserved under this lease commencing with the date the Tenant receives an executed copy of this lease, provided however, that in the event Tenant defaults in fulfilling any of the terms of this lease at any time during the term or defaults in the payment of rent or additional rent after the free rent period, the rent for the entire free rent period shall immediately become due and payable. This shall apply to monetary defaults only.

51. On each anniversary date of the term of this lease commencing August 1, 1998 through July 31, 2002, there shall be an adjustment of 3% of the annual rental payable hereunder, compounded annually, and commencing August 1, 2002 through the balance of the term of this lease, there shall be an adjustment of 4% of the annual rental payable hereunder, compounded annually.

52. In consideration of the Tenant, at its own cost and expense, doing work in the demised premises and upon the completion of such work and the presentation by the Tenant to the Landlord of receipted bills for all such work as evidence that same has been paid for, the Landlord agrees to grant to the Tenant an allowance in an amount not to exceed the sum of THREE HUNDRED THOUSAND ($300,000.) DOLLARS (Tenant's allowance) against the actual cost of such work and the presentation of said receipted bills.

      The allowance shall be paid to the Tenant no more than once monthly within ten (10) business days after receipt of paid invoices. The Landlord shall pay the allowance for the amount of the bills less ten (10%) per cent, which ten (10%) per cent shall be cumulative and shall be retained by the Landlord until the installations and alterations have been signed-off by the governmental authorities claiming jurisdiction over such work. Upon delivery of all the necessary departmental documents indicating "sign-off", provided Tenant is not in default of any of the terms, conditions and covenants of the within lease, the balance of the allowance then being held by the Landlord shall be paid to the Tenant within ten (10) days thereafter.

                                                                        INITIALS

RIDER AGREEMENT:

To be attached to and form a part of:

LEASE dated JULY 10, 1997,  Premises ENTIRE 11TH FLOORS -
                               53-7 WEST 23RD STREET thru to 34 WEST 24TH STREET 30-2 WEST 24TH STREET

Between  TWENTY THIRD STREET JOINT VENTURE                          as Landlord

and      PARADISE MUSIC & ENTERTAINMENT,  INC.                        as Tenant

53. (A) Subject to the provisions of paragraph (F) of this Article, the provisions of Article #11 of this lease are amended to the extent that, Landlord agrees that it will not withhold its consent unreasonably to a subletting of the entire demised premises or an assignment of this lease provided that (a) as to a sublease, Tenant delivers to Landlord a copy of the proposed essential terms of the sublease in form to be executed, together with reasonably detailed statements of the proposed subtenant's business and financial references; (b) as to an assignment, Tenant delivers to Landlord reasonably detailed statements of the proposed assignee's business and financial references; (c) the purpose for which the proposed subtenant or assignee intends to use the demised premises are uses expressly permitted by and not expressly prohibited by this lease; (d) the date when the proposed sublease or assignment is to become effective is at least 30 days after the submission to Landlord of the aforesaid documentation; (e) Tenant shall not be in default in the performance of any of its obligations under this lease; (f) the proposed subtenant or assignee is not then a tenant of any space in the building of which the demised premises form a part; (g) no advertisement with respect to the demised premises shall quote a rental below that of the demised premises or comparable space in the building; (h) any request for consent to such subletting or assignment shall be made by notice pursuant to the provisions of Article #27 of this lease.

      (B) Any such subletting or assignment shall not release the Tenant herein from any liability or responsibility under the terms, covenants or conditions of the within lease.

      (C) It is expressly agreed that in the event of an assignment, the Assignee shall assume all the obligations of the lease jointly with the Tenant herein, and the Tenant shall deliver to the Landlord a duplicate-original of such assignment and the assumption by the Assignee, duly executed and acknowledged by the Tenant and such Assignee as soon as same has been executed.

      (D) No further or additional subletting of the demised premises or assignment of this lease shall be made, except with the prior written approval of the Landlord pursuant to this Article.

      (E) It is further understood and agreed that the Tenant shall designate Adams & Co. Real Estate, Inc. as Tenant's exclusive Agent to effect any sublet, assignment or release, and Tenant shall pay to Adams & Co. Real Estate, Inc. upon the execution of any such subleasing, assignment or release actually procured by Adams & Co. Real Estate, Inc., a commission computed in accordance with the rates and rules established by Adams & Co. Real Estate, Inc., provided said rates are customary.

      (F) Notwithstanding the provisions of this Article, in the event Tenant requests Landlord's consent to a subletting of the entire demised premises or an assignment of this lease, Landlord shall have the right to cancel and terminate this lease as of the effective date set for such proposed subletting or assignment by giving Tenant notice to that effect within 15 days from the receipt of such request and thereupon, on such effective date, this lease shall terminate and come to an end as though that were the date originally set forth for the termination of this lease. Tenant agrees to vacate and surrender possession of the premises to the Landlord on or before said date, leaving same broom clean, in good order and condition. Thereupon, both parties will be released and relieved from further liability under the within lease, except that Tenant's obligations to perform all of the terms, obligations and covenants, including the obligation to pay rent and additional rent, up to and including the date of termination, shall survive such termination.

SEE ADDENDUM

                                                                        INITIALS

RIDER AGREEMENT:

To be attached to and form a part of:

LEASE dated JULY 10, 1997,  Premises ENTIRE 11TH FLOORS -
                               53-7 WEST 23RD STREET thru to 34 WEST 24TH STREET 30-2 WEST 24TH STREET

Between  TWENTY THIRD STREET JOINT VENTURE                          as Landlord

and      PARADISE MUSIC & ENTERTAINMENT,  INC.                        as Tenant

54. Subject to all of the terms and conditions of Article #3 of the within lease, permission is hereby granted to the Tenant to make, at its own cost and expense, all alterations, improvements and installations in the demised premises including the installation of a satellite antenna on the roof, and the installation of air conditioning.

Prior to the commencement of any and all work and installations, Tenant shall submit to the Landlord or its Managing Agent, for its approval in writing, plans and specifications for all work and installations, which approval Landlord agrees shall not be unreasonably withheld or delayed. All work shall be in strict conformity with all rules, regulations and ordinances of any governmental authority or bureau having jurisdiction thereof, including the New York Board of Fire Underwriters or any other similar body, and the Tenant agrees to procure any permits needed in connection with such work prior to the commencement thereof. In the event the Tenant is required to do any work in connection with the building sprinkler system, water and/or electrical risers or any other building riser or facility, the Tenant agrees that all work in connection therewith shall be done by plumbing, electrical, sprinkler and/or other contractors approved by the Landlord, which approval shall not be unreasonably withheld, at the Tenant's sole cost. Tenant further agrees that it shall require its contractors and/or sub-contractors to furnish the Landlord with Certificates of Insurance for Workers' Compensation, Public Liability and Property Damage, as provided for in Article #3 of this lease and otherwise comply with the terms and conditions of this lease and particularly Article #13 thereof.

55. Upon the execution of this lease the Tenant shall furnish to the Landlord a list of all of its officers.

56. Tenant and Landlord represent that they dealt with no broker except ADAMS & CO. REAL ESTATE, INC. and BRANFORD PROPERTIES, INC. Landlord and Tenant agrees to hold Landlord and ADAMS & CO. REAL ESTATE, INC. harmless from and against any and all claims or demands for brokerage commissions arising out of or in connection with the execution of this lease or any conversations or negotiations thereto with any broker other than the above named broker. Landlord agrees to pay all commissions due to the above-named brokers.

57. Landlord represents that the (i) the sprinkler system complies with all laws and is in good working order based on current configuration and (ii) the demised premises are free of friable asbestos.

58. The Tenant hereby agrees to pay as additional rent the monthly charge of $120.00 in the manner provided for in this lease for the payment of rent, as Tenant's contribution toward the Landlord's cost for furnishing guard service in the passenger lobby of the building Monday through Friday five (5) days per week during the hours from 8:00 A.M. to 8:00 P.M. In the event the Landlord's cost for such service is increased, the Tenant agrees to pay its proportionate share of such increase. The Tenant understands that the Landlord is not obligated to maintain this service and Landlord may discontinue this additional service at any time without notice to the Tenant at which time the Tenant's contribution shall cease.

                                                                        INITIALS

RIDER AGREEMENT:

To be attached to and form a part of:

LEASE dated JULY 10, 1997,  Premises ENTIRE 11TH FLOORS -
                               53-7 WEST 23RD STREET thru to 34 WEST 24TH STREET 30-2 WEST 24TH STREET

Between  TWENTY THIRD STREET JOINT VENTURE                          as Landlord

and      PARADISE MUSIC & ENTERTAINMENT,  INC.                        as Tenant

59. From the date of delivery of an executed copy of the lease to the Landlord, the following work will be performed by the Landlord within ninety (90) working days:

      PROVIDE SUFFICIENT ALTERNATING CURRENT TO A PULL BOX ON THE 11TH FLOOR (8 WATTS PER SQUARE FOOT DEPENDING ON TENANT'S NEEDS) UPON RECEIPT OF "LOAD LETTER";

      REPLACE EXISTING PANES ON WINDOWS ON THE WEST SIDE OF THE DEMISED PREMISES (53 WEST 23RD STREET) WITH CLEAR WIRE GLASS;

      REMOVE METAL WINDOW SHUTTERS ON THE WEST SIDE OF PREMISES;

      UPGRADE TOILET ROOMS WITH NEW TOILETS, SINKS AND TILE (BUILDING STANDARD).

60. Landlord represents that the premises may be used for the purposes set forth in Article #2 of this lease.

61. Notwithstanding anything contained in this lease to the contrary, if there is an interruption of services or Landlord fails to make any repairs or comply with any laws except as may be caused by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency, and such condition shall continue for any reason in excess of 90 consecutive days or if such interruption or failure to repair or comply results in the denial to Tenant of access to the demised premises or otherwise renders impossible or impracticable the intended use of a significant portion of the demised premises Tenant shall be entitled, upon 5 days' written notice to Landlord, to an abatement of rent for the period of such interruption or failure, and if such interruption or failure continues for a period in excess of 60 consecutive days, Tenant may terminate this lease by giving 5 days' written notice to Landlord during which period the restoration, repair or compliance with law may be completed, and any ground lessor or mortgagee (to which Tenant has prior written notice) at any time before such services are restored or repairs made or relevant law is complied with.

62. Permission is granted to the Tenant to install equipment to be used in connection with the conduct of its business, with the distinct proviso, however, that all equipment so installed shall have suitable insulating foundations, so as to absorb or prevent any objectionable vibration or noise.

      Failure on the part of the Tenant to comply with any of the provisions of this clause will constitute a breach of the within lease, and the rights and remedies provided in this lease in the event of a breach thereof shall thereupon be available to the Landlord.

                                                                        INITIALS

RIDER AGREEMENT:

To be attached to and form a part of:

LEASE dated JULY 10, 1997,  Premises ENTIRE 11TH FLOORS -
                               53-7 WEST 23RD STREET thru to 34 WEST 24TH STREET 30-2 WEST 24TH STREET

Between  TWENTY THIRD STREET JOINT VENTURE                          as Landlord

and      PARADISE MUSIC & ENTERTAINMENT,  INC.                        as Tenant

63. As an accommodation to you, the Landlord has agreed to permit you to occupy the 7Th FLOOR SOUTH in 53-7 WEST 23RD STREET on a month-to-month basis commencing immediately and ending December 31, 1997, for which you agree to pay the Landlord the sum of One ($1.00) Dollar per month.

      You agree to pay for the consumption of electricity based on $.25 per square foot per month on occupied space only.

      Your occupancy of the premises is at your own risk and responsibility and the Landlord or its Agent shall not be liable for any damage or loss to any of your property from any cause whatsoever.

      It is understood and agreed that on or before December 31, 1997, the termination of your occupancy, you are to vacate from and surrender possession of the above premises, leaving same in good order and broom-clean condition, free from all rubbish and debris. Should you holdover, the base rental shall be at $20.00 per sq. ft.

      In the event the Landlord leases the premises to another tenant, you shall vacate from and surrender possession of the above premises and the Landlord agrees, at its own cost and expense, to relocate you to other space in the building.

                                                                        INITIALS

RIDER AGREEMENT:

To be attached to and form a part of:

LEASE dated JULY 10, 1997,  Premises ENTIRE 11TH FLOORS -
                               53-7 WEST 23RD STREET thru to 34 WEST 24TH STREET 30-2 WEST 24TH STREET

Between  TWENTY THIRD STREET JOINT VENTURE                          as Landlord

and      PARADISE MUSIC & ENTERTAINMENT,  INC.                        as Tenant

64. Notwithstanding the hours mentioned in Article #30 of this lease, the Tenant shall have access to the demised premises seven (7) days per week, twenty-four
(24) hours per day.

65. Permission is hereby granted to the Tenant to purchase electric current directly from the Consolidated Edison Company of New York, and the Tenant agrees to furnish and install, at its own cost and expense, all risers, service wiring and switches that may be necessary and required by the public utility company for the Tenant's electric current needs in the demised premises and will, at its own cost and expense, maintain and keep in good repair all such risers, service wiring and switches. The Tenant further agrees that all such risers, service wiring and switches shall be installed in a location designated by the Landlord, and all work in connection therewith shall be done by an electrician approved by the Landlord.

      Prior to the commencement of any work, the Tenant agrees to submit to the Landlord necessary layouts or plans for the Landlord's written approval, in accordance with this Article. The Tenant further agrees to otherwise comply with all of the terms and conditions of this lease and particularly Article #3 thereof.

ADDENDUM to ARTICLE #9:

Provided Tenant shall have vacated the entire demised premises as a result of such casualty and if Landlord shall not have completed the restorations or repairs within 120 days after notice to Landlord from Tenant under paragraph (a) was given, subject to extensions not to exceed 30 days for delays due to adjustment of insurance claims, labor troubles and force majeure (the "Cancellation Date"), provided such fire or other casualty was not caused by Tenant, its agents, contractors or employees, Tenant shall have the right to cancel this lease by giving Landlord written notice of its intention to do so within 10 days after the Cancellation Date, and this lease shall terminate as of the date such notice is received by Landlord. In the event of such termination the above provisions of this Article shall apply.

ADDENDUM to ARTICLE #53:

Notwithstanding anything to the contrary contained herein, Tenant shall be permitted without the prior consent of Landlord to transfer (by assignment or sublease) the lease to any Affiliated Company (as hereinafter defined) which, in the case of an assignment, assumes in writing all of Tenant's obligations hereunder. The assumption shall be in form and substance satisfactory to Landlord and sublease up to 2,500 square feet of the demised premises to: NOT JUST JINGLES. Tenant will be required of give notice of any such transfer prior to the date upon which the transfer becomes effective. The term "Affiliated Company" shall mean any company or other entity which directly or indirectly controls, or is under common control with, or is controlled by Tenant.

                                                                        INITIALS

RIDER AGREEMENT:

To be attached to and form a part of:

LEASE dated JULY 10, 1997,  Premises ENTIRE 11TH FLOORS -
                               53-7 WEST 23RD STREET thru to 34 WEST 24TH STREET 30-2 WEST 24TH STREET

Between  TWENTY THIRD STREET JOINT VENTURE                          as Landlord

and      PARADISE MUSIC & ENTERTAINMENT,  INC.                        as Tenant

                                  SCHEDULE "A"

                              GUARANTY AND SECURITY

      This lease shall not become effective until there shall have been delivered to the Landlord a duly executed Letter of Credit issued by a bank having an office in New York City conditioned upon the faithful performance and observance by the Tenant of the terms, covenants and conditions of this lease pursuant to the following Schedule. The Letter of Credit shall be in the form and language acceptable to both the issuing bank and the Landlord.

      The Letter of Credit shall be in the amount of $350,000.00, which amount shall be reduced in accordance with the following Schedule:

                          L/C REDUCTION            L/C BALANCE AT THE BEGINNING
    LEASE TERM             AT YEAR END               OF FOLLOWING LEASE YEAR
    ----------            -------------            ----------------------------
                                                           $350,000.00

    24th month             $ 60,000.00                     $290,000.00

    30th month             $100,000.00                     $190,000.00

    42nd month             $100,000.00                     $ 90,000.00

    60th month             $ 38,400.00                     $ 51,600.00

      In event such notice not to renew shall have been given, the Tenant shall, within 30 days thereafter furnish to the Landlord an acceptable replacement for the Letter of Credit for the balance of the first five (5) years pursuant to the above Schedule. Failure of the Tenant to obtain an acceptable replacement of the Letter of Credit shall be a default of a substantial obligation of this lease based upon which the Landlord may draw upon the Letter of Credit then in effect to its full amount. The funds so received shall be placed in an interest-bearing bank account with a bank in the City of New York, the earned interest thereon to accrue to the benefit of the Tenant less one (l%) per cent for administration fees which may be retained by the Landlord. Such deposit shall be reduced periodically pursuant to the above Schedule. The entire amount together with interest shall be refunded to the Tenant upon delivery to the Landlord of an acceptable replacement Letter of Credit for the appropriate amount.

      Upon the expiration of the 60th month of the lease, the Tenant shall deposit with the Landlord the sum of $51,600.00 either a) by cash payment; b) by causing the letter of credit to be renewed for the balance of the lease term or
c) in the event the Landlord has in its possession such sum by reason of having called down the Letter of Credit as hereinabove provided, the Landlord shall retain such sum and any excess returned to the Tenant. Such security amount shall be deposited in Citibank, N.A. at 411 Fifth Avenue, New York, NY 10016, in an interest-bearing account, the interest earned thereon to accrue to the benefit of the Tenant less one (1%) per cent to be retained by the Landlord as an administration charge.

                                                                        INITIALS